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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-3 of Guaranty Bancorp of our report dated February 10, 2012 on the consolidated financial statements appearing in the Annual Report on Form 10-K of Guaranty Bancorp for the year ended December 31, 2011, and to the reference to us under the heading "Experts" in the prospectus.

/s/ Crowe Horwath LLP
Oak Brook, Illinois December 20, 2012

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM